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                                                                   EXHIBIT 23.01



                              SKILLSOFT CORPORATION
                         CONSENT OF ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To SkillSoft Corporation:

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Numbers 333-30616 and 333-30618.


                             /s/ Arthur Andersen LLP



Boston, Massachusetts

April 30, 2001